LIGHTYEAR
Network Solutions

WHERIFY
WIRELESS LOCATION SERVICES

Telecom and Location Based Services for the Small and Mid-Sized Business

Investor Presentation
August 2008

www.lightyear.net
www.wherify.com (OTCBB:WFYW)

Safe Harbor

This presentation and any subsequent question and answer period contains forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements, including but not limited to, statements regarding the ability to complete the recapitalization financing or alternative fundraising, and the benefits of the proposed merger with Lightyear, Wherify and Lightyears' goals, the integration of cellular and GPS technologies, Wherify's target markets, the scalability of Wherify's location service center, the effectiveness of Wherify's service and acceptance of Wherify's products, the roaming capability of the Wherifone, Wherify's distribution channels, anticipated hardware cost, Wherify's planned pricing and its attractiveness, Wherify's financial model, Wherify's sources of revenue, Wherify's target markets, Wherify's international business models and Wherify's projected financial results. The forward-looking statements involve risks and uncertainties and other factors that could cause actual results to differ materially from those predicted in any forward-looking statement. These risks, uncertainties and other factors include, but are not limited to, difficulties encountered in integrating the merged businesses, uncertainties as to the timing of the merger, the satisfaction of closing conditions to the transaction, the ability to raise financing at expected levels or at all, potential loss of key personnel, failure to raise substantial additional capital, delays, disruptions or quality control problems in manufacturing, acceptance of Wherify's service and products, the failure of the markets for Wherify's products and services to expand, failure to establish and maintain distribution channels for our products, competition, protection of our intellectual property and claims of infringement by others, compliance with wireless industry standards, government regulation, availability, terms and use of capital to continue to grow the companies' business and other factors detailed in documents Wherify files with the Securities and Exchange Commission (including those set forth in our Annual Report on Form 10-KSB). We assume no obligation to update any information contained in forward-looking statements.

Agenda

- Company Information
- Merger Rationale
- Target Market
- Verizon Partnership
- Location Based Services
- Wireless and LBS Launch Strategy
- Customers and Partnerships
- Management and Board
- Financial Overview

Appendix

- Pro Forma Capitalization

Company Information

LIGHTYEAR Network Solutions

Louisville, KY
110 employees

- Value-added reseller of telecom services
  - → Underserved small/ mid-sized businesses
  - → Aggressive launch into wireless w/ Verizon
- 84,000 accounts in all 50 states
- First wireless provider for Verizon Partner Solutions
- Rapid rollouts, proprietary products and services
- $65MM revenue, $2.8MM EBITDA(2)

WHERIFY

San Mateo, CA
8 employees

- Leader in GPS location based wireless services
- Proprietary Springboard LBS platform
  - → Most feature-rich and accurate CDMA/GSM LBS platform
  - → 1st commercially deployed GSM solution
  - → Proven global functionality
- OTCBB:WFYW - ~$10MM(1) market cap.
- $1.5MM revenue, ($5.9MM) EBITDA(2)

(1) 212MM fully diluted shares outstanding as of May 2008
(2) Calendar year ended December 31, 2007; See page 20 for EBITDA reconciliation to net income.

Service Offering

One bill, one provider, state-of-the-art technology, small / mid-size businesses


Voice

- Basic Business Lines, T1, Long Distance
- VoIP
- Conference Calling and Calling Cards
- End User Web Account Management


Data

- Dedicated Internet Access
  - → T1 or DSL
  - → Web hosting & e-mail
- Integrated Voice + Internet
  - → Single data connection
- Frame Relay
- Private Line


Wireless

- Wireless service
  - → Voice
  - → Data
- Bundled or standalone service offering
- 2 year contracts
- Latest handset models
- Technical and equipment support


Location
Based
Services

- Mobile and Field Employee Management
- Navigation
- Mobile Shopping
- Personal Security
- Family Finder
- Social Networking
- Offender Monitoring

Merger Rationale

LIGHTYEAR Network Solutions | WHERIFY

Lightyear / Wherify Springboard combination delivers Lightyear's customers a unique wireless service offering and equipment w/ cutting edge technology

LBS Wireless Technology

- U.S. LBS - $3.2B by 2011; 86% CAGR
- Strong growth with expansion of wireless
- Growing to 140k+ subscribers by 2010
- 80%+ gross margins

Established Customer Base

- 80 national accounts
- 500 mid-sized accounts
- 9,000 small business accounts
- 75,000 home office and residential accounts

Accelerated Wireless Growth and Increased Profitability

World Class Customer Service

- Outstanding reputation
- 98% monthly customer retention rate
- 24x7x365 Technical Support
- Operational management average 15 years experience
- CallVision invoice analysis

Tier 1 Carrier Partnerships

- Verizon /MCI/Worldcom– 15years
- Level 3/Broadwing – 12 years
- Sprint – 12 years
- AT&T/BellSouth – 10 years
- Qwest – 7 years

Target Market Segments



Number of Firms (US)
(By Number of Employees)
% Lightyear(1)
Customers Revenue
12,000
1000+
Large Business
Branch Offices
2 Million
National
<1% 26%
87,000
Mid-Size Business
(100-999)
Mid-Size
<1% 20%
225,000
Small Business
(50-99)
11% 24%
Small 7.9 Million
(5-49)
15 Million
Residential
Home Office / Residential
(<5)
89% 30%

Small/ Mid Sized Business

- Underserved by major carriers
- Most with no telecom/ IT department
- Multiple bills from various providers for wireless/ wireline

(1) Billings as of June 2008

Verizon Wireless Partnership

- **July 17, 2008** - Lightyear selected as first wholesaler of wireless Verizon Partner Solutions[1]
  - → Voice, data, and handsets
  - → Sold under the Lightyear Wireless brand
- Co-branded marketing initiatives with Verizon
  - → Channel Partner Show - August 2008
  - → Lightyear National Sales Conference –September 2008
  - → Lightyear President's Club - 2009

Feature Rich Offering Attracts and Retains Customers

- "White label" handsets, accessories and aircards
- Over-the-air activation of service
- Direct shipment of equipment to the end-user
- Number portability and E911
- End-user billing information and call detail
- Technical and equipment support


Motorola W315


Motorola W385


Motorola V3m (RAZR)


Blackberry 8830 (World Edition)


Motorola Q [2]


Blackberry 8830 [2] (Curve)

(1) As noted in July 17 Verizon Press Release
(2) Phones under consideration for Lightyear offering

Location Based Services

Flexible, easy to integrate, feature rich platform offered through major carriers



Carrier
WHERIFY
Springboard Location Platform
Billing
Family Finder
Mobile Employee Management
Mobile Shopping
Social Networking
Personal Security
Multi-device compatible: GPS and non GPS

Note: Green shading indicates application launched; yellow indicates under development

LBS Competitive Landscape

LIGHTYEAR Network Solutions WHERIFY



Feature Rich Mobile Platform
End-to-End, Location, Telephony, Multimedia etc.
Springboard
Apisphere
ulocate
the power of where
wave market
CDMA
GSM
Autodesk
GENASYS
Basic Location Platform
Back End Location, Mapping & Geographic Info. Systems

Wireless and LBS Launch Strategy

LIGHTYEAR Network Solutions | WHERIFY

Leverage existing channels to launch wireless and LBS

Wireless Services

- Agent Partners
  - → 300 independent agents
  - → Competitive, targeted programs featuring voice and data products
- Rep Direct Network Marketing
  - → 3,000 representatives
  - → Residential product offerings

Key Dates

Jul'08	✓	Rep trial launch
Aug'08	✓	Agent launch
Aug'08		Cover story, Phone+ magazine (Sept. edition)
Sep'08		Official Lightyear/ Verizon launch
Oct'08		COMPTEL show industry launch

Springboard LBS Platform

- Telecom Resellers
  - → Lightyear, other channel partners
- Carriers
  - → Verizon, Sprint, T-Mobile, AT&T,
- OEMs
  - → Nokia, RIM, Apple
- Solution Providers
  - → Microsoft solution providers, consulting firms

Key Dates

2006	✓	Rollout of initial LBS and Family Finder
Q4'07	✓	Shift from hardware to exclusive LBS focus
Q4'08		LBS platform v2 (Springboard) live
Q1'09		Mobile enterprise employee management application (Lightguard) initial customer launch
Q2'09		Mobile shopping application launch

Customers and Partnerships

LIGHTYEAR Network Solutions | WHERIFY

Select Enterprise Customers

National customer base of small/ mid sized business and branch offices

- Red Robin
- USGS
- Clear Channel
- Gutter Guardian
- Applebee's
- monster
- CORA
- ChoicePoint
- S&S Tire
- Alumacraft
- ALDI
- Miami Systems Corporation

Tier One Partner Relationships

Partnerships with the nation's leading telecom carriers and companies

- verizon business
- Level (3) Communications
- Sprint Together with NEXTEL
- PAETEC
- Qwest Spirit of Service
- Sylantro
- Raindance
- ANI Networks
- at&t
- iBasis
- Embarq
- IPiphany
- Intelliverse
- Iperia
- acme packet
- Hostopia
- VeriSign

Management and Board[1]

LIGHTYEAR Network Solutions | WHERIFY

Management / Prior Experience

- **Sherm Henderson – *CEO***
  - → Founder & CEO, Lightyear; 15 Most Influential Leaders, Phone+ Magazine; Chairman, COMPTEL six consecutive terms
- **Elaine Bush - *Chief Financial Officer***
  - → Controller, Lightyear Network Solutions; Consultant
- **Vincent Sheeran – *SVP, Location Based Technology***
  - → President & CEO, Wherify Wireless; President & CEO, UltraLink
- **Josh Henderson - *SVP, Sales & Marketing; President, Lightyear Alliance***
  - → VP of Sales, NMS Division, Lightyear Network Solutions

Board of Directors / Prior Experience

- **Sherm Henderson – *Chairman***
- **Doug Hajjar**
  - → Chairman, Wherify Wireless; CEO, Valid Logic CEO; Telesis Systems; CFO and COO, GenRad; Chairman, Control Data; Vice Chairman, Cadence Design
- **Gary Donahee**
  - → EVP, President of Americas, Nortel; Chairman, Voice Mobility Intl.; Director, Alaska Communications; Director, Vantrix; Director, Voice Age Networks
- **Ron Carmicle**
  - → President, River City Development Corp.; President, Lyncar Enterprises; Managing Member: Spaces, Hermitage Properties
- **Hugh Regan**
  - → CEO, Laidlaw & Co; Director, Wherify Wireless; CEO, Auerbach, Pollack, and Richardson.
- **Two directors to be named**

(1) Management and Board post-merger

Financial Overview – Growth Drivers

LIGHTYEAR Network Solutions | WHERIFY

- Wireless launch September 2008
  - → 300 customers as of August 2008
  - → 21,000 customers in pipeline
  - → 3,300 customers @ $78 ARPU/ mo. by YE2008; 24,270 by YE2009
  - → Equipment and services revenue
    - 2-year contracts w/ customers
    - Pricing aligned with Verizon retail
    - 1% churn on non-prepaid customers
- LBS sales ramp accelerated by wireless launch
  - → 1,600 subscribers as of August 2008
  - → Targeting 29,400 by YE2009
    - Targeting 25,000+ existing Lightyear subscribers within first twelve months
  - → 144,000 subscribers by YE2010 (1)
  - → $5.00 setup fee per subscriber
  - → $4.00 subscription fee per month per subscriber
  - → 80%+ gross margin target

(1) Targeting carriers, OEMs, and solution providers in addition to Lightyear's existing customer base

Financial Overview – Summary(2)(3)(4)

LIGHTYEAR Network Solutions | WHERIFY

$ in millions Years ended December 31	CY07A			CY08P(1)			CY09	CY10
	Lightyear	Wherify	Pro Forma	Lightyear	Wherify	Pro Forma	Proj.	Proj.
Revenue								
Wireline	$ 47.2	$ -	$ 47.2	$ 43.0	$ -	$ 43.0	$ 40.4	$ 36.1
VoIP	6.6	-	6.6	6.4	-	6.4	7.4	8.6
Wireless	-	-	-	1.4	-	1.4	15.6	41.9
LBS	-	1.5	1.5	-	1.2	1.2	2.1	6.5
Other	10.9	-	10.9	9.1	-	9.1	9.9	9.6
Total Revenue	**64.7**	**1.5**	**66.2**	**60.0**	**1.2**	**61.2**	**75.4**	**102.7**
Cost of Sales	38.2	0.8	39.0	36.9	0.3	37.1	45.9	58.5
Gross Profit	26.5	0.7	27.2	23.1	0.9	24.0	29.5	44.2
Operating Expenses	23.6	6.6	30.3	22.0	5.2	27.2	26.6	30.7
EBITDA	**$ 2.8**	**$ (5.9)**	**$ (3.1)**	**$ 1.1**	**$ (4.3)**	**$ (3.2)**	**$ 2.9**	**$ 13.6**
Gross Profit %	*41.0%*	*45.5%*	*41.1%*	*38.5%*	*76.3%*	*39.3%*	*39.1%*	*43.1%*
EBITDA %	*4.4%*	*NMF*	*-4.7%*	*1.9%*	*NMF*	*-5.2%*	*3.9%*	*13.2%*
Wireline Customers	*78,000*	*-*	*78,000*	*75,000*	*-*	*75,000*	*72,000*	*68,000*
VoIP Customers	*8,000*	*-*	*8,000*	*9,000*	*-*	*9,000*	*11,000*	*13,000*
Cum. Wireless Subscribers	*-*	*-*	*-*	*3,300*	*-*	*3,300*	*24,270*	*47,496*
LBS Subscribers	*-*	*1,700*	*1,700*	*-*	*1,600*	*1,600*	*29,400*	*144,200*

Notes:

(1) CY08 includes six months actual and six months projected results

(2) All financial data unaudited except Wherify CY07A

(3) Lightyear and Wherify generated net losses for the year ended December 31, 2007 of $3.5MM and $8.2MM, respectively. Lightyear and Wherify expect to generate net losses of $2.0MM and $4.4MM, respectively, for the year ended December 31, 2008. Post-merger, the merged company is projected to generate net income of $1.2MM and $12.6MM for the years ending December 31, 2009 and 2010, respectively. See page 20 for EBITDA reconciliation to net income.

(4) Information regarding Lightyear is provided by Lightyear. Information regarding Wherify provided by Wherify. The estimates and projections in this presentation are based on assumptions made by Wherify and Lightyear's management as to developments in the companies' respective businesses and the markets in which the companies operate. Wherify and Lightyear cannot guarantee that the estimates and projections will be met. A range of factors affect Wherify and Lightyear's businesses, many of which are outside the companies' control. See "Safe Harbor" on page 1.

Transaction Overview

LIGHTYEAR Network Solutions | WHERIFY

Merger

- Announced June 2008
  - → Stock for stock
  - → Simultaneous close with financing in September
- Lightyear to own 51% post merger and financing[2]
  - → Renamed Lightyear Network Solutions
  - → Sherm Henderson CEO
  - → Vince Sheeran SVP Location Based Services
  - → Publicly traded post-merger
- Merger contingent upon:
  - → $15MM+ capital raise
  - → Restructure of debt and creditor liabilities

Financing

- $15 - $20MM convertible preferred stock
- $5 - $11MM[1] for general working capital
  - → Sales and marketing for wireless growth
  - → Accelerate sales of Springboard LBS platform
- $5 - $6MM – restructure debt
  - → $5 - $6MM to repay Wherify debt/ unsecured creditors (restructured from $23MM principal)
  - → Secured debt restructuring fully negotiated
  - → Unsecured creditor negotiations ongoing

(1) Net of estimated transaction fees
(2) Fully diluted

Investment Highlights

- Merger creates industry leader within wireline, VoIP, and wireless + LBS
- Most accurate wireless LBS platform for GSM
- Lightyear with large and stable customer base; wireless services driving growth
- Strategic combination seamlessly incorporates and delivers LBS to hundreds of small and medium businesses
- Management team with deep telecom services and wireless expertise
- Proprietary, scalable PortalPlus customer management platform

Appendix

Debt & Preferred Stock Recapitalization(1)

LIGHTYEAR Network Solutions | WHERIFY

$ in millions

	Pre-Merger[2] Wherify	Pre-Merger[2] Lightyear	Adjusts	Pro Forma	Cash Source/ (Use)	Comments
Debt						
Sr. Secured Notes						
Wherify Bridge Note	$ 0.8	$ -	$ (0.8)	$ -	$ (0.8)	May 2008 bridge note; repaid in cash[4]
Wherify YA Global Debentures	5.5	-	(3.0)	2.5	(2.5)	$2.5M cash, $2.5M term note, price reset on 7M warrants
Lightyear Sr. Secured	-	15.0	-	15.0[3]	-	Term extended 3 years from merger close
Total Sr. Debt	6.3	15.0	(3.8)	17.5	(3.3)	
Lightyear Sr. Sub. Note	-	2.5	-	2.5[3]	-	Term extended 3 years from merger close
Wherify Unsecured Creditors	18.0	-	(18.0)	-	(2.5)	$2.5M in cash, rem. in stock (max 6% diluted shs)
Total Debt	24.3	17.5	(21.8)	20.0	(5.8)	
Preferred Stock						
New Investor Preferred	-	-	15.0	15.0	15.0	Recapitalization financing ($15M minimum)
Wherify Series A	7.5	-	(7.5)	-	-	Induced conversion; A & B receive 22M warrants
Wherify Series B	1.1	-	(1.1)	-	-	Induced conversion; A & B receive 22M warrants
Total Preferred Stock	$ 8.6	$ -	$ 6.4	$ 15.0	$ 15.0	

(1) Unaudited. Pro forma values are based on current available information, actual adjustments may differ
(2) Estimated
(3) Up to $7.5MM pro forma Lightyear debt convertible to common stock at 125% financing price
(4) May 2008 bridge note convertible to common stock at new investors' discretion

Pro Forma Capitalization(1)(2)

LIGHTYEAR Network Solutions | WHERIFY

Data in millions except per share

Financing price of $0.18 per share used for analysis purposes

	Ex./ Conv. Price	Common Share Equivalent: Pre-Merger: Wherify	Lightyear	Adjusts	Pro Forma	% Fully Diluted	Comments
Common Shares Outstanding (5/2/2008)		99.600	-	-	99.600	13.1%	
Dilutive Common Shares (as of 5/2/2008)							
Bridge Loan Warrants	$ 0.22	2.000	-	-	2.000	0.3%	125% of financing price
YA Global Convertible Debentures	$ 0.05	19.200	-	(19.200)	-	0.0%	Extinguished for $2.5M cash, $2.5M term note, reset on warrants
Series A Preferred	$ 0.13	60.000	-	-	60.000	7.9%	Convert to common
Series B Preferred	$ 0.16	7.000	-	-	7.000	0.9%	Convert to common
YA Global Warrants	$ 0.14	7.000	-	-	7.000	0.9%	7M YA Global warrants reset to 75% of financing price
Other Warrants and Options	various	19.376	-	-	19.376	2.6%	
Total Shares Pre-merger		214.176	-	(19.200)	194.976	25.7%	
Additional Shares for Issuance in Merger							
New Investor Convertible Preferred Stock	$ 0.18	-	-	84.270	84.270	11.1%	Conversion price @ market
New Investor Warrants	$ 0.18	-	-	21.067	21.067	2.8%	25% coverage @ market
A & B Preferred Stock Warrants	$ 0.22	-	-	22.000	22.000	2.9%	Consideration for induced conversion of A & B Preferred
Unsecured Creditor Equity for Debt	$ 0.13	-	-	45.510	45.510	6.0%	Maximum of 6% of pro forma fully diluted shares
Seven Hills Warrants	$ 0.18	-	-	0.843	0.843	0.1%	1% of recapitalization financing
Other Warrants	-	-	-	3.000	3.000	0.4%	
Subtotal For Financing				176.690	176.690		
Lightyear Notes	$ 0.22	-	-	33.708	33.708	4.4%	Up to $7.5MM principal convertible at 125% of Financing Price
Lightyear Merger Consideration	$ 0.18	-	-	353.128	353.128	46.6%	
Lightyear Post-Merger Shares		-	-	386.836	386.836	51.0%	51% fully diluted, post-merger, post-financing
Total Fully Diluted Shares		214.176	-	544.326	758.503	100.0%	
Pro Forma Market Capitalization	$ 0.18	$ 38.1			$ 135.0		

(1) Fully diluted
(2) Unaudited. Pro forma values are based on current available information, actual adjustments may differ

EBITDA/ Net Income Reconciliation

LIGHTYEAR Network Solutions WHERIFY

- Wherify generated an $8.2MM net loss for the year ended December 31, 2007 which included one time non-operating income of $3.5 million, a charge of $3.0 million for depreciation and amortization and $2.8 million in interest fees. The Company expects to generate a net loss of $4.4MM for the year ended December 31, 2008 which includes a charge of $76,000 in interest expense.
- Lightyear generated a $3.5 million net loss for the year ended December 31, 2007 which included a one time non-cash charge of $3.2 million related to the write-off of goodwill, a non-cash charge of $900,000 for depreciation and amortization and $2.2 million in interest and financing fees. The Company expects to generate a net loss of $2.0MM for the year ended December 31, 2008 which includes a charge of $919,000 for depreciation and amortization and $2.2 million in interest and financing expense.
- Post-merger, the merged company is projected to generate net income of $1.2MM for the year ending December 31, 2009 which includes a charge of $578,000 for depreciation and amortization and $2.8 million in interest and financing fees. For the year ending December 31, 2010 the merged company is projected to generate net income of $12.6MM which includes a charge of $492,000 for depreciation and amortization and $2.8 million in interest and financing expense.

LIGHTYEAR®
Network Solutions

WHERIFY
WIRELESS LOCATION SERVICES

Thank You

www.lightyear.net
www.wherify.com